UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee		38401
(Address of Principal Executive Offices)		(Zip Code)

(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 18, 2006, the Company issued a press release reporting its financial results for its fiscal quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     The information set forth under Items 2.02 and 8.01 is incorporated herein by reference.

Item 8.01. Other Events.

     On April 18, 2006, the Company also announced that its board of directors has voted to declare and distribute a cash dividend of $0.20 per share for shareholders of record as of April 18, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Community First, Inc. dated April 18, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: April 18, 2006

EXHIBIT INDEX

99.1	Press Release of Community First, Inc. dated April 18, 2006.

5